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                                                                    Exhibit 24.1
                                                                    ------------

                             ROBBINS & MYERS, INC.
                             ---------------------

                           LIMITED POWER OF ATTORNEY
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                 WHEREAS, Robbins & Myers, Inc., an Ohio corporation (the
"Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the Act), a Registration Statement on Form S-8 covering 30,000 of its common shares, without par value, that may be issued under the Company's 1995 Stock Option Plan for Non-Employee Directors (the "Registration Statement");

                 NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Daniel W. Duval to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person.
The undersigned hereby ratifies and approves the acts of said attorney.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of December, 1995.



/s/ Thomas P. Loftis                   /s/ Robert J. Kegerreis
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Thomas P. Loftis                       Robert J. Kegerreis


/s/ Maynard H. Murch, IV               /s/ William D. Manning, Jr.
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Maynard H. Murch, IV                   William D. Manning, Jr.


/s/ John N. Taylor, Jr.                /s/ Jerome F. Tatar
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John N. Taylor, Jr.                    Jerome F. Tatar





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